1290 Funds®

SUPPLEMENT DATED MARCH 10, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2020, as supplemented, of 1290 Funds. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to1290Funds@dfinsolutions.com, or you can view, print, and download a copy of these documents at 1290 Funds’ website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio managers for the following Fund:

1290 Diversified Bond Fund

Effective immediately, Gary Herbert of Brandywine Global Investment Management, LLC (“Brandywine Global”) will no longer serve as a member of the team that is responsible for the securities selection, research and trading for the 1290 Diversified Bond Fund (the “Fund”). All references to Gary Herbert in the Summary Prospectus, Prospectus and SAI are deleted in their entirety. Anujeet Sareen, CFA and Tracy Chen, CFA of Brandywine Global will continue to serve as members of the portfolio management team responsible for the Fund.

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